BLACKROCK CAPITAL APPRECIATION FUND, INC.

(the “Fund”)

Supplement dated December 4, 2023 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated September 28, 2023

The Board of Directors of the Fund and the Board of Directors of BlackRock Large Cap Focus Growth Fund, Inc. (the “Acquiring Fund”) had previously approved an Agreement and Plan of Reorganization between the Fund and the Acquiring Fund, pursuant to which the Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

Shareholders of the Fund are not required to approve the Reorganization. In October 2023 shareholders of the Fund were sent a Combined Prospectus/Information Statement containing important information about the Acquiring Fund, outlining the differences between the Fund and the Acquiring Fund and containing information about the terms and conditions of the Reorganization.

The Reorganization was originally expected to occur during the fourth quarter of 2023. The Reorganization is being postponed, and shareholders will be given at least 60 days’ notice in advance of the closing of the Reorganization. Until the Reorganization is completed, the Fund will continue to allow purchases and redemptions of its shares as described in its Prospectuses.

Shareholders should retain this Supplement for future reference.

PR2SAI-CAPAP-1123SUP